Exhibit 99.2

VERSUM MATERIALS, INC.

AUDIT COMMITTEE CHARTER

I.	PURPOSE

The Audit Committee (the “Committee”) shall:

A.	Provide assistance to the Board of Directors (the “Board of Directors”) of Versum Materials, Inc. (the “Company”) with respect to its oversight of:

(i)	The quality and integrity of the Company’s financial statements;

(ii)	The Company’s compliance with legal and regulatory requirements;

(iii)	The independent registered public accounting firm’s qualifications, performance and independence;

(iv)	The performance of the Company’s internal audit function or, if the Company does not yet have an internal audit function because it is relying on applicable transition periods under the rules of the New York Stock Exchange (the “NYSE”), the design and implementation of the internal audit function; and

(v)	The Company’s system of disclosure controls and procedures, internal control over financial reporting and compliance with ethical standards adopted by the Company.

B.	Prepare the audit committee report required by the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II.	STRUCTURE AND OPERATIONS

Composition and Qualifications

The Committee shall be comprised of three or more members of the Board of Directors, each of whom shall be determined by the Board of Directors to be “independent” under the rules of the NYSE and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject, in each case, to an election by the Company to rely upon applicable transition periods. No member of the Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board of Directors (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (ii) discloses such determination either on or through the Company’s website or in the annual proxy statement.

All members of the Committee shall be financially literate and have a working familiarity with basic finance and accounting practices (or acquire such familiarity within a reasonable period after his or her appointment). At least one member must have “accounting or related financial management expertise” in accordance with the rules of the NYSE. It is expected that at least one member of the Committee will be an “audit committee financial expert” as defined by the SEC and may be the same person as that with “accounting or related financial management expertise.” Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside consultant.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors and each member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation, removal, disqualification or death. The members of the Committee may be removed, with or without cause, by action of the Board of Directors.

Chairperson

Unless a chairperson of the Committee (the “Chairperson”) is selected by the Board of Directors, the members of the Committee shall designate a Chairperson by the majority vote of the full Committee membership. The Chairperson of the Committee will chair all regular sessions of the Committee and is responsible for setting the agendas of Committee meetings. In the absence of the Chairperson of the Committee, the Committee shall select another member to preside.

Delegation to Subcommittees

The Committee may form subcommittees composed of one or more of its independent members for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate.

III.	MEETINGS

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Chairperson of the Board of Directors or any member of the Committee may call meetings of the Committee. Unless otherwise restricted by the Company’s certificate of incorporation or bylaws, all meetings of the Committee may be held telephonically. In addition, unless otherwise restricted by the Company’s certificate of incorporation or bylaws, the Committee may act by unanimous written consent in lieu of a meeting.

As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the independent registered public accounting firm and the internal auditors (or other personnel or service providers responsible for the internal audit function) to discuss any matters that the Committee or each of these groups believe would be appropriate to discuss privately. If the Company does not yet have an internal audit function because it is relying on applicable transition periods under the rules of the NYSE, the Committee must meet periodically with the Company personnel primarily responsible for the design and implementation of the internal audit function. In addition, the Committee should meet with the independent registered public accounting firm and management quarterly to review the Company’s financial statements in a manner consistent with that outlined in Section IV of this Charter, which meetings may be conducted on the same day as the quarterly Board of Directors meetings.

All non-management directors that are not members of the Committee may attend meetings of the Committee but may not vote. Additionally, the Committee may invite to its meetings any director, management of the Company and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

A majority of the Committee shall constitute a quorum for the transaction of business and the act of a majority of those present at any meeting at which there is a quorum shall be the act of the Committee.

IV.	RESPONSIBILITIES AND DUTIES

The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities. These functions should serve as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be required or appropriate in light of business, legislative, regulatory, legal or other conditions or changes. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time.

The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard, the Committee shall have the authority, in its sole discretion, to engage and terminate independent counsel and other advisors, as it determines necessary or appropriate to carry out its duties. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and any advisors that the Committee chooses to engage, as well as funding for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall be given full access to the Company’s internal auditors (or other personnel or service providers responsible for the internal audit function), Board of Directors, corporate executives, employees and independent registered public accounting firm as necessary to carry out these responsibilities.

Notwithstanding the foregoing, the Committee is not responsible for certifying the Company’s financial statements or guaranteeing the independent registered public accounting firm’s report. The fundamental responsibility for the Company’s financial statements and disclosures rests with management while the independent registered public accounting firm is responsible for conducting the annual audit in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”).

Documents/Reports Review

1.	Review and discuss with management and the independent registered public accounting firm prior to public dissemination the Company’s annual audited financial statements and quarterly financial statements, including the Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

2.	Discuss with the independent registered public accounting firm the matters required to be discussed by the applicable auditing standards adopted by the PCAOB and approved by the SEC from time to time.

3.	Review and discuss with management and the independent registered public accounting firm the Company’s earnings press releases (including the use of any “pro forma” or “adjusted” non-GAAP information and measures), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

4.	Review and discuss with management and the independent registered public accounting firm any major issues arising as to the adequacy and effectiveness of the Company’s internal controls, any actions taken in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

Independent Registered Public Accounting Firm

5.	Be directly responsible for the appointment, compensation, retention, oversight and termination of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (including the resolution of disagreements between management and such firm regarding financial reporting).

6.	Inform each independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company that such firm must report directly to the Committee.

7.	Pre-approve all auditing services and non-audit services (other than “prohibited non-audit services”) to be provided to the Company by its independent registered public accounting firm. The Committee may delegate authority to one or more independent members to grant pre-approvals of audit and permitted non-audit services; provided that any such pre-approvals shall be presented to the full Committee at its next scheduled meeting.

Notwithstanding the foregoing, pre-approval is not necessary for minor non-audit services if: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent registered public accounting firm during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

The following shall be “prohibited non-audit services”: (i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board prohibits through regulation.

8.	Review, at least annually, the qualifications, performance and independence of the independent registered public accounting firm and present its conclusions with respect to the independent registered public accounting firm to the full Board. In conducting its review and evaluation, the Committee:

(a) will obtain and review a report by the Company’s independent registered public accounting firm: (i) describing such firm’s internal quality-control procedures; (ii) describing any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) assessing the firm’s independence and all relationships between such firm and the Company;

(b) should review and evaluate the lead audit partner of the independent registered public accounting firm;

(c) will confirm and evaluate the rotation of the audit partners on the audit engagement team as required by law, and should consider whether there should be regular rotation of the independent registered public accounting firm itself; and

(d) should take into account the opinions of management and the Company’s internal auditors (or other personnel or service providers responsible for the internal audit function).

9.	Be apprised of whether the Company’s financial statements have been selected by the PCAOB for inspection. The Committee shall be apprised on a “real time” basis of any material developments in connection with this inspection.

10.	Obtain from the independent registered public accounting firm assurance that it has not detected or otherwise become aware of information indicating that an illegal act (whether or not perceived to have a material effect on the financial statements of the Company) has or may have occurred.

Financial Reporting Process

11.	In consultation with the independent registered public accounting firm, management and the internal auditors (or other personnel or service providers responsible for the internal audit function), review the integrity of the Company’s financial reporting processes. In that connection, the Committee must obtain and discuss with management and the independent registered public accounting firm reports from management and the independent registered public accounting firm regarding:

•	all critical accounting policies and practices to be used by the Company;

•	analyses prepared by management and/or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm;

•	major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles;

•	major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; and

•	any other material written communications between the independent registered public accounting firm and the Company’s management.

The Committee should also obtain and discuss with the independent registered public accounting firm other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

12.	Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures (if any), on the financial statements of the Company.

13.	Review with the independent registered public accounting firm (i) any audit problems or difficulties encountered by such firm in the course of the review or audit work, including any restrictions on the scope of its activities or on access to requested information, and any significant disagreements with management and (ii) management’s responses to such matters. Without excluding other possibilities, the Committee may wish to review with the independent registered public accounting firm (i) any accounting adjustments that were noted or proposed by such firm but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent registered public accounting firm to the Company.

Internal Audit

14.	Oversee the Company’s internal audit function, which may be outsourced to a third-party service provider (or, if the Company does not yet have an internal audit function because it is relying on applicable transition periods under the rules of the NYSE, the design and implementation of the internal audit function.

15.	Review the significant reports to management prepared by the internal auditors (or other personnel or service providers responsible for the internal audit function) and management’s responses.

16.	Review and discuss with the independent registered public accounting firm the responsibilities, budget and staffing of the Company’s internal audit function or, if the Company does not yet have an internal audit function because it is relying on applicable transition periods under the rules of the NYSE, management’s plans with respect to the responsibilities, budget and staffing of the internal audit function and its plans for the implementation of the internal audit function.

Legal Compliance / General

17.	Periodically review and discuss with the Company’s General Counsel any legal matters that have been brought to the Committee’s attention and that could have a significant impact on the Company’s financial statements.

18.	Review and discuss with management and the independent registered public accounting firm the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee should discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures as well as consider the risk of management’s ability to override the Company’s internal controls.

19.	Set clear policies for the Company’s hiring of employees or former employees of the independent registered public accounting firm. At a minimum, these policies must provide that any independent registered public accounting firm may not provide audit services to the Company if the chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent capacity for the Company was employed by the independent registered public accounting firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit.

20.	Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

21.	Oversee, review and periodically update the Company’s Whistleblower Policy.

22.	Discuss with the independent registered public accounting firm its evaluation of the Company’s identification of, accounting for and disclosure of its relationships with related parties as set forth under the standards of the PCAOB.

23.	Review, with management, the Company’s finance function, including its budget and organization.

24.	Receive periodic updates from, and reports on the activities of, any committee which serves as a named fiduciary of the Company’s employee benefit plans subject to the

Employee Retirement Income Security Act of 1974, as amended from time to time (“ERISA”), and oversee the management, custody, control and investment performance of the assets of such ERISA plans.

Reports

25.	Prepare the Audit Committee report required by the SEC to be included in the Company’s annual proxy statement.

26.	Report regularly to the Board of Directors following meetings of the Committee:

(i)	with respect to any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the qualification, performance and independence of the Company’s independent registered public accounting firm or the performance of the internal audit function (or, if the Company does not yet have an internal audit function because it is relying on applicable transition periods under the rules of the NYSE, management’s activities with respect to the design and implementation of the internal audit function); and

(iii)	with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities.

The Committee shall provide such recommendations to the Board of Directors as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairperson or any other member of the Committee designated by the Committee to make such report.

27.	Maintain minutes or other records of meetings and activities of the Committee.

V.	ANNUAL PERFORMANCE EVALUATION

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including by reviewing the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess periodically the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or appropriate. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.